UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2024
Date of Report (date of earliest event reported)
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ACV Auctions Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40256	47-2415221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
640 ELLICOTT STREET #321
Buffalo, NY 14203
(Address of principal executive offices and zip code)
(800) 553-4070
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001 per share	ACVA	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, the Compensation Committee of the Board of Directors (“Board”) of ACV Auctions Inc. (the “Company”) recommended to the Board the grant of 2024 long-term incentive (“LTI”) awards to the Company’s Principal Executive Officer and approved a grant of 2024 LTI awards to the Company’s other executive officers. On May 29, 2024, the Board approved the grant of 2024 LTI awards to the Company’s Principal Executive Officer. The 2024 LTI awards included a new form of award consisting of performance share units (“PSUs”), which may only be settled in shares of the Company’s Class A Common Stock.

The PSUs are subject to both service-based vesting conditions and a requirement that the average closing price of the Company’s Class A Common Stock, as measured over a period of 30 trading days commencing at the grant date and ending July 1, 2027, equal or exceed a designated level (the “Stock Price Condition”). The PSUs will vest in one-third installments on each of July 1, 2025, 2026 and 2027, provided that the Stock Price Condition has been satisfied prior to the relevant date. If the Stock Price Condition has not yet been satisfied prior to the relevant date, then the PSUs that otherwise would have vested on such date will remain unvested unless and until the Stock Price Condition has been satisfied. If the Stock Price Condition has not been satisfied by July 1, 2027, then the PSUs will be forfeited on that date. In each circumstance, vesting is subject to the executive’s continued service with the Company until the time of vesting.

The number of shares of the Company’s Class A Common Stock subject to the PSUs granted to each executive is as follows:

Number of PSUs
George Chamoun	91,705
William Zerella	60,912
Vikas Mehta	60,912
Michael Waterman	60,912
Craig Anderson	40,102
Leanne Fitzgerald	40,102

The PSU grants are pursuant to the terms of the Company’s 2021 Equity Incentive Plan and a PSU award agreement. The foregoing description of the PSUs does not purport to be complete and is qualified in its entirety by reference to the text of the PSU award agreements, a form of which has been filed as an exhibit to the Company’s Form 10-Q for the quarter ending March 31, 2024, filed on May 8, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACV AUCTIONS INC.

Date	June 3, 2024	By:	/s/ Leanne Fitzgerald
Leanne Fitzgerald
Chief Legal Officer